UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 2008


                                  WARP 9, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                           -------------------------
                 (State or other jurisdiction of incorporation)

        0-13215                                          30-0050402
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employee Identification No.)


          50 CASTILIAN DR., SUITE 101, SANTA BARBARA, CALIFORNIA 93117
          ------------------------------------------------------ -----
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number:      (805) 964-3313


         -------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b)).

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     The Company appointed William Edward Beifuss, Jr. and John Charles Beifuss to fill two vacancies on its Board of Directors, effective November 18, 2008. The Company also formed an Audit Committee on November 18, 2008 and appointed William E. Beifuss, Jr. as its sole member. William E. Beifuss, Jr. is the father of John C. Beifuss. William E. Beifuss, Jr. and John C. Beifuss both accepted their appointments as directors of the Company, and, in William E. Beifuss, Jr.'s case, as the sole member of the Company's Audit Committee. The following paragraphs summarize William E. Beifuss, Jr.'s and John C. Beifuss' respective backgrounds and qualifications:

     William E. Beifuss, Jr., age 64, has been the President of Cumorah Capital, an investment company, since January 2006. Mr. Beifuss was the President of Coeur D' Alene French Baking Company from 1992 to 2006. Mr. Beifuss is a committee member at the local Boy Scouts of America organization. Mr. Beifuss' previous community activities included President of the local chapter for the State of California Recyclers Association, member of the Republican Central Committee, Scoutmaster for the Boy Scouts of America, Chairman of Architectural Board of Review of a local home owners association, and member of the American Institute of Baking. Mr. Beifuss attended the Business and Management program at Ventura College for two years and completed instruction at the American Institute of Baking. Mr. Beifuss is the father of John Charles Beifuss.

     John C. Beifuss, age 40, has been the President of Tri County Auto Dismantlers, an autoparts and supplies company, since 1996. For the past 12 years, Mr. Beifuss has been an active chairman for his local chapter of the Boy Scouts of America. Mr. Beifuss is also a member of the Valley Auto Dismantlers Association. Mr. Beifuss attended Utah Valley Community College as well as Brigham Young University. Mr. Beifuss is the son of Mr. William E. Beifus, Jr.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                           ------------------------
                                  (Registrant)

Date: November 24, 2008

                           /s/  Harinder Dhillon
                           ---------------------------
                           Harinder Dhillon, President

























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